Exhibit 99.1

FOR IMMEDIATE RELEASE

RB Global Appoints Eric J. Guerin as Chief Financial Officer

WESTCHESTER, IL, December 12, 2023 – RB Global, Inc. (NYSE: RBA) (TSX: RBA), a trusted global marketplace for insights, services and transaction solutions for commercial assets and vehicles, today announced the appointment of Eric J. Guerin as Chief Financial Officer, effective January 15, 2024. Mr. Guerin brings extensive senior executive financial leadership experience, most recently serving as the Chief Financial Officer of Veritiv Corporation, a leading distributor of packaging, facility solutions and print products, until its acquisition in November of 2023.

“Eric joins RB Global with a proven record of working hand-in-hand with the sales and operational teams to drive profitable growth and market share gains,” said Jim Kessler, CEO of RB Global. “His leadership and finance experience, including with other logistics and technology services companies, will be valuable as we work to optimize RB Global’s business and instill operating excellence across the organization. I am confident Eric will be a strong fit with our ONE Team—All In culture, and on behalf of the Board and management team, am delighted to welcome him to the Company.”

“RB Global has transformed into a leading, omnichannel marketplace well positioned for considerable, profitable growth and value creation,” said Mr. Guerin. “I look forward to working alongside Jim and the rest of the talented team to build on the Company’s momentum by setting new service and solutions benchmarks and ensuring we overdeliver on the commitments we make to all of RB Global partners.”

Prior to Veritiv, Mr. Guerin served as Executive Vice President and Chief Financial Officer of CDK Global, Inc., a provider of retail technology and software-as-a-service solutions to the automotive, heavy truck, recreation, and heavy equipment industries. Mr. Guerin previously served as Division Vice President, Finance for Corning Incorporated, a provider of specialty glass, ceramics and related materials and technologies for industrial and scientific applications. Earlier in his career, Mr. Guerin served in a number of financial management roles for various public companies, including Flowserve Corporation, Novartis and Johnson & Johnson.

Mr. Guerin currently serves as a member of the board of directors for Skyworks Solutions, Inc., an innovator of high-performance analog semiconductors connecting people, places and things, and previously served on the Board of Directors of Natus Medical, a provider of medical equipment, software and services.

Mr. Guerin obtained a Master of Business Administration from St. John’s University and a Bachelor of Science in Accounting from the College of Staten Island. He has also held Certified Public Accountant and Certified Management Accountant designations.

About RB Global

RB Global, Inc. (NYSE: RBA) (TSX: RBA) is a leading, omnichannel marketplace that provides value-added insights, services and transaction solutions for buyers and sellers of commercial assets and vehicles worldwide. Through its auction sites in 14 countries and digital platform, RB Global serves customers in more than 170 countries across a variety of asset classes, including automotive, commercial transportation, construction, government surplus, lifting and material handling, energy, mining and agriculture. The company’s marketplace brands include Ritchie Bros., the world’s largest auctioneer of commercial assets and vehicles offering online bidding, and IAA, a leading global digital marketplace connecting vehicle buyers and sellers. RB Global’s portfolio of brands also includes Rouse Services, which provides a complete end-to-end asset management, data-driven intelligence and performance benchmarking system; SmartEquip, an innovative technology platform that supports customers’ management of the equipment lifecycle and integrates parts procurement with both OEMs and dealers; Xcira, a leader in live simulcast auction technologies; and VeriTread, an online marketplace for heavy haul transport.

Forward-Looking Statements

Certain statements contained in this release include forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to expected future growth and financial results and changes to the Company’s leadership team. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RBA’s common shares. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While RBA’s management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond RBA’s control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the risk factors identified under Item 1A “Risk Factors” and the section titled “Summary of Risk Factors” in RBA’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as well as in subsequent periodic reports filed on Form 10-Q, and IAA’s periodic reports and other filings with the SEC, including the risk factors identified under Item 1A “Risk Factors” and the section titled “Summary of Risks Affecting our Business” in IAA’s most recent Annual Report on Form 10-K for the fiscal year ended January 1, 2023. The forward-looking statements included in this release are made only as of the date hereof. RBA does not undertake any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

RB Global Contacts
Media Inquiries:	Analyst Inquiries:
Jeanene O’Brien | RB Global, Inc. SVP, Global Marketing Communications (708) 492-7328 jobrien@rbglobal.com	Sameer Rathod | RB Global, Inc. VP, Investor Relations/Market Intelligence (510) 381-7584 srathod@rbglobal.com